EXHIBIT 99.1

LETTER OF TRANSMITTAL

To Tender for Exchange

9.0% Second Lien Senior Secured Notes Due 2009

of

AMERCO

Pursuant to

Prospectus dated                         , 2004

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME ON

                      , 2004, UNLESS EXTENDED.

The Exchange Agent for the Exchange Offer is:

Wells Fargo Bank Minnesota, National Association

By Registered or Certified Mail	In Person by Hand Only:

Wells Fargo Bank Minnesota, NA	Wells Fargo Bank Minnesota, NA
MAC# N9303-121	608 Second Avenue South
Corporate Trust Operations	Corporate Trust Operations, 12th Floor
P.O. Box 1517	Minneapolis, MN 55402
Minneapolis, Minnesota 55480-1517
Regular Mail & Overnight Courier:	By Facsimile:
Wells Fargo Bank Minnesota, NA	(Eligible Institutions Only)
MAC# N9303-121	Wells Fargo Bank Minnesota, NA
Corporate Trust Operations	(612) 667-4927
6th & Marquette Avenue	Confirm by telephone: (800) 344-5128
Minneapolis, MN 55479

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL

CAREFULLY BEFORE CHECKING ANY BOX BELOW

DESCRIPTION OF OUTSTANDING NOTES TENDERED

Total Principal Amount
		Total Principal Amount	of Outstanding Notes
Names(s) and Address(es) of Holder(s)		Represented by	Tendered (Must be in
(Please Fill in, if Blank, Exactly as	Certificate	Certificate(s) (If	Integral Multiples of
Name(s) Appear(s) on Outstanding Notes)	Number(s)	Enclosing Certificates)	$1(a)

Total

(a)	Unless indicated in the column labeled “Total Principal Amount of Outstanding Notes Tendered,” any tendering Holder of Outstanding Notes will be deemed to have tendered the entire aggregate principal amount represented by the column labeled “Total Principal Amount Represented by Certificate(s).”

      If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

      The minimum permitted is $1 in principal amount of Outstanding Notes. All other tenders must be integral multiples of $1.

      The undersigned acknowledges receipt of the Prospectus, dated                     ,2004 (the “Prospectus”), of Amerco, a Nevada corporation (the “Company”), relating to the offer (the “Exchange Offer”) of the Company, upon the terms and subject to the conditions set forth in the Prospectus and herein and the instructions hereto, to exchange its registered 9.0% Second Lien Senior Secured Notes due 2009 (the “Exchange Notes”) for its outstanding unregistered 9.0% Second Lien Senior Secured Notes due 2009 (the “Outstanding Notes”), of which $80 million aggregate principal amount is outstanding. The minimum permitted tender is $1 principal amount of outstanding notes, and all other tenders must be in integral multiples of $1.

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION BY FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

      The Exchange Offer will expire at 5:00 p.m., New York City time, on                     , 2004 (the “Expiration Date”), unless extended.

      HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE EXCHANGE NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER THEIR OUTSTANDING NOTES TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M. ON THE EXPIRATION DATE.

      This Letter of Transmittal should be used only to exchange the Outstanding Notes, pursuant to the Exchange Offer as set forth in the Prospectus.

      This Letter of Transmittal is to be used: (a) if Outstanding Notes are to be physically delivered to the Exchange Agent or and (b) delivery of Outstanding Notes is to be made according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures”.

      Holders whose Outstanding Notes are not available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent by 5:00 p.m. on the Expiration Date nevertheless may tender their Outstanding Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under the caption “The Exchange Offer — Guaranteed Delivery Procedures”.

      All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Prospectus.

      HOLDERS WHO WISH TO EXCHANGE THEIR OUTSTANDING NOTES MUST COMPLETE ALL THE COLUMNS IN THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” ON THE PRIOR PAGE, COMPLETE THE BOX BELOW ENTITLED “METHOD OF DELIVERY” AND SIGN WHERE INDICATED BELOW.

      THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED “DESCRIPTION OF OUTSTANDING NOTES TENDERED” AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AND MADE CERTAIN REPRESENTATIONS DESCRIBED IN THE PROSPECTUS AND HEREIN.

METHOD OF DELIVERY

☐	CHECK HERE IF CERTIFICATES FOR TENDERED OUTSTANDING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTIONS 1 AND 4):
Name(s) of Registered Holder(s): Window Ticket Number (if any): Date of Execution of Notice of Guaranteed Delivery: Name of Eligible Institution which Guaranteed Delivery:

FOR PARTICIPATING BROKER-DEALERS ONLY

☐	CHECK HERE AND PROVIDE THE INFORMATION REQUESTED BELOW IF YOU ARE A PARTICIPATING BROKER-DEALER AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO, AS WELL AS ANY NOTICES FROM THE COMPANY TO SUSPEND AND RESUME USE OF THE PROSPECTUS. BY TENDERING ITS OUTSTANDING NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, EACH PARTICIPATING BROKER-DEALER AGREES TO USE ITS REASONABLE BEST EFFORTS TO NOTIFY THE COMPANY OR THE EXCHANGE AGENT WHEN IT HAS SOLD ALL OF ITS EXCHANGE NOTES. (if no Participating Broker-Dealers check this box, or if all Participating Broker-Dealers who have checked this box subsequently notify the Company or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any notices to any Holders to suspend or resume use of the Prospectus.)
Name: Address: Telephone No.: Facsimile No.:

NOTE: SIGNATURES MUST BE PROVIDED BELOW

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Outstanding Notes indicated in the box entitled “Description of Outstanding Notes Tendered.” Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby irrevocably sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Outstanding Notes, and hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent also acts as the agent of the Company and as Trustee under the indenture governing the Outstanding Notes and the Exchange Notes) with respect to such Outstanding Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (a) receive all benefits and otherwise to exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer, and (b) present such Outstanding Notes for transfer on the books of the Company or the trustee under the Indenture (the “Trustee”) for such Outstanding Notes.

      The undersigned acknowledges that prior to this Exchange Offer, there has been no public market for the Outstanding Notes or the Exchange Notes. If a market for the Exchange Notes should develop, the Exchange Notes could trade at a discount from their principal amount. The undersigned is aware that the Company does not intend to list the Exchange Notes on a national securities exchange and that there can be no assurance that an active market for the Exchange Notes will develop.

      THE EXCHANGE OFFER IS NOT BEING MADE TO ANY BROKER-DEALER WHO PURCHASED OUTSTANDING NOTES DIRECTLY FROM THE COMPANY FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT OR ANY PERSON THAT IS AN “AFFILIATE” OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT. THE EXCHANGE OFFER IS NOT BEING MADE TO, NOR WILL TENDERS BE ACCEPTED FROM OR ON BEHALF OF, HOLDERS OF THE OUTSTANDING NOTES IN ANY JURISDICTION IN WHICH THE MAKING OF THE OFFER OR ACCEPTANCE THEREOF WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION OR WOULD OTHERWISE NOT BE IN COMPLIANCE WITH ANY PROVISION OF ANY APPLICABLE SECURITY LAW.

      The undersigned represents that (a) it is not an “affiliate,” as defined under Rule 405 of the Securities Act, of the Company or any of the Guarantors (as defined in the Prospectus), (b) it does not have an arrangement or understanding with any person to participate in a distribution of the Exchange Notes, (c) it is not a broker-dealer that owns Outstanding Notes acquired directly from the Company or an affiliate of the Company; (d) it is acquiring the Exchange Notes in the ordinary course of its business, and (e) it is not acting on behalf of any other person that could not truthfully make the representations set forth herein. In addition, if the undersigned is participating in the Exchange Offer for the purpose of distributing the Exchange Notes it cannot rely on the interpretations of the staff of the Commission discussed under the caption “The Exchange Offer — Purposes and Effects” and may only sell the Exchange Notes acquired by it pursuant to a registration statement containing the selling security holder information required by Item 507 or 508 of Regulation S-K under the Securities Act.

      If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

      Each broker-dealer making the representations contained in the above paragraph (a “Participating Broker-Dealer”), by tendering the Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the

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Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be.

      Each Participating Broker-Dealer should check the box herein under the caption “For Participating Broker-Dealers Only” in order to receive additional copies of the Prospectus, and any amendments and supplements thereto, for use in connection with resales of the Exchange Notes, as well as any notices from the Company to suspend and resume use of the Prospectus. By tendering its Outstanding Notes and executing this Letter of Transmittal, each Participating Broker-Dealer agrees to use its reasonable best efforts to notify the Company or the Exchange Agent when it has sold all of its Exchange Notes. If no Participating Broker-Dealers check such box, or if all Participating Broker-Dealers who have checked such box with subsequently notify the Company or the Exchange Agent that all their Exchange Notes have been sold, the Company will not be required to maintain the effectiveness of the Exchange Offer Registration Statement or to update the Prospectus and will not provide any Holders with any notices to suspend or resume use of the Prospectus.

      The undersigned understands and acknowledges that the Company reserves the right, in its sole discretion, to purchase or make offers for any Outstanding Notes that remain outstanding subsequent to the Expiration Date or to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers may differ from the terms of the Exchange Offer.

      The undersigned hereby represents and warrants that (a) the undersigned accepts the terms and conditions of the Exchange Offer, (b) the undersigned has a net long position within the meaning of Rule 14e-4 under the Exchange Act (“Rule 14e-4”) equal to or greater than the principal amount of Outstanding Notes tendered hereby, (c) the tender of such Outstanding Notes complies with Rule 14e-4 (to the extent that Rule 14e-4 is applicable to such exchange), (d) the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby, and (e) when the same are accepted for exchange by the Company, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby.

      The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described in the Prospectus under the caption “The Exchange Offer — Procedures for Tendering” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions of the Exchange Offer.

      The undersigned agrees that all authority conferred or agreed to be conferred by this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. The undersigned also agrees that, except as stated in the Prospectus, the Outstanding Notes tendered hereby cannot be withdrawn.

      The undersigned understands that by tendering Outstanding Notes pursuant to one of the procedures described in the Prospectus and the instructions thereto, the tendering holder will be deemed to have waived the right to receive any payment in respect of interest on the Outstanding Notes accrued up to the date of issuance of the Exchange Notes.

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      The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under the box entitled “Special Delivery Instructions” below.

      Unless otherwise indicated under the box entitled “Special Delivery Instructions” below, Exchange Notes, and Outstanding Notes not validly tendered or accepted for exchange, will be returned to the undersigned at the address shown below the signature of the undersigned.

      The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal, or facsimile hereof, properly completed and duly executed, with any required signature guarantees, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to the validity, form, eligibility (including time of receipt), and withdrawal of the tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering holders of Outstanding Notes, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

      In order to complete this Letter of Transmittal properly, a Holder must (i) complete the box entitled “Description of Outstanding Notes Tendered,” (ii) complete the box entitled “Method of Delivery” by checking one of the four boxes therein and supplying the appropriate information, (iii) if such Holder is a Participating Broker-Dealer and wishes to receive additional copies of the Prospectus for delivery in connection with resales of Exchange Notes, complete the box entitled “For Participating Broker-Dealers Only,” (iv) sign this Letter of Transmittal by completing the box entitled “Please Sign Here,” (v) if appropriate, check and complete the boxes relating to the “Special Issuance Instructions” and “Special Delivery Instructions” and (vi) complete the Substitute Form W-9. Each Holder should carefully read the detailed Instructions below prior to the completing this Letter of Transmittal. See “The Exchange Offer — Procedures for Tendering” in the Prospectus.

      Your bank or broker can assist you in completing this form. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be directed to the Exchange Agent, whose address and telephone number appear on the front cover of this Letter of Transmittal.

PLEASE SIGN HERE
(To Be Completed By All Tendering Holders)

X	------------------------------------ , 2004

X	------------------------------------ , 2004

(Signature(s) of Owner)	Date

Area code and Telephone Number

     If a Holder is tendering any Outstanding Notes, this Letter must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Outstanding Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):

(Please type or print)

Capacity:

Address:

(Including Zip Code)

SIGNATURE GUARANTEE

(If Required By Instruction 3)

Signature(s) Guaranteed by an Eligible Institution:

(Authorized Signature)

(Title)

(Name and Firm)

Dated: ____________________________________ , 2004

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 3, 4 and 6)

     To be completed ONLY if certificates for Outstanding Notes in a principal amount not exchanged and/or certificates for Exchange Notes are to be sent to someone other than undersigned at an address other than that shown above.

Deliver (check appropriate box)

☐ Exchange Notes to:

☐ Outstanding Notes to:

Name:

(Please Print)

Address:

(Zip Code)

(Taxpayer Identification Number)

(You must also complete Substitute Form W-9 below.)

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

AND THE SOLICITATION

      1.  Delivery of This Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. To be effectively tendered pursuant to the Exchange Offer, the Outstanding Notes, together with a properly completed Letter of Transmittal (or facsimile thereof), duly executed by the registered holder thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal. If the beneficial owner of any Outstanding Notes is not the registered holder, then such person may validly tender his or her Outstanding Notes only by obtaining and submitting to the Exchange Agent a properly completed Letter of Transmittal from the registered holder. OUTSTANDING NOTES SHOULD BE DELIVERED ONLY TO THE EXCHANGE AGENT AND NOT TO THE COMPANY OR TO ANY OTHER PERSON.

      THE METHOD OF DELIVERY OF OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER. IF SUCH DELIVERY IS MADE BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED AND THAT SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY. NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS OF OLD NOTES WILL BE ACCEPTED.

      SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BY 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

      If a holder desires to tender Outstanding Notes and such holder’s Outstanding Notes are not immediately available or time will not permit such holder’s Letter of Transmittal, Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, such holder’s tender may be effected if:

(a)	the tender is made through an Eligible Institution (as defined herein);

(b)	prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby, and guaranteeing that, within three business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof) together with the certificate(s) representing the Outstanding Notes to be tendered in proper form for transfer and any other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and

(c)	such properly completed and executed Letter of Transmittal (or facsimile thereof), properly completed and validly executed with any required signature guarantees, an Agent’s Message, together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer and all other documents required by the Letter of Transmittal are received by the Exchange Agent within three business days after the Expiration Date.

      2.  Withdrawal of Tenders. Tendered Outstanding Notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange.

      To be effective, a written or facsimile transmission notice of withdrawal must (a) be received by the Exchange Agent at one of its addresses set forth on the first page of this Letter of Transmittal prior to 5:00 p.m., New York City time, on the Expiration Date, unless previously accepted for exchange, (b) specify the name of the person who tendered the Outstanding Notes, (c) contain the description of the Outstanding Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the aggregate principal amount represented by such Outstanding Notes and (d) be signed by the holder of such Outstanding Notes in the same manner as the original signature appears on this Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence sufficient to have the Trustee with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the holder withdrawing the tender. The signature(s) on the notice of withdrawal must be guaranteed by an Eligible Institution unless such Outstanding Notes have been tendered

(a) by a registered holder of Outstanding Notes who has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) for the account of an Eligible Institution. All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices shall be determined by the Company, whose determination shall be final and binding on all parties. If the Outstanding Notes to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon receipt by the Exchange Agent of a written or facsimile transmission notice of withdrawal even if physical release is not yet effected. In addition, such notice must specify, in the case of Outstanding Notes tendered by delivery of certificates for such Outstanding Notes, the name of the registered holder (if different from that of the tendering holder) to be credited with the withdrawn Outstanding Notes. Withdrawals may not be rescinded, and any Outstanding Notes withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer. However, properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under “The Exchange Offer — Procedures for Tendering” in the Prospectus at any time on or prior to the applicable Expiration Date.

      3.  Signatures on This Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond exactly with the name(s) as written on the face of the certificates without any change whatsoever.

      If any Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

      If any Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

      When this Letter of Transmittal is signed by the registered holder or holders specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required unless Exchange Notes are to be issued, or certificates for any untendered principal amount of Outstanding Notes are to be reissued, to a person other than the registered holder.

      If this Letter of Transmittal is signed by a person other than the registered holder(s) of any certificate(s) specified herein, such certificates(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s).

      If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

      Except as described below, signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution. Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, need not be guaranteed if the Outstanding Notes tendered pursuant hereto are tendered (a) by a registered holder of Outstanding Notes who has not completed the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) for the account of an Eligible Institution. In the event that signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (each as “Eligible Institutions”).

      IF THIS LETTER OF TRANSMITTAL IS EXECUTED BY A PERSON OR ENTITY WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID BOND POWER WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A PARTICIPANT IN A RECOGNIZED MEDALLION SIGNATURE PROGRAM (A “MEDALLION SIGNATURE GUARANTOR”).

      4.  Special Delivery Instructions. Tendering holders should indicate in the box the name and address to which certificates for Exchange Notes and/or substitute certificates evidencing Outstanding Notes for the principal amounts not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Outstanding Notes not exchanged will be returned to the name and address of the person signing this Letter of Transmittal.

      5.  Tax Identification Number Withholding. Federal income tax law of the United States requires that a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange provide the Company with the holder’s correct taxpayer identification number, which, in the case of a holder who is an individual, is his or her social security number, or otherwise establish an exemption from backup withholding. If the Company is not provided with the correct taxpayer identification number, the exchanging holder of Outstanding Notes may be subject to a $50 penalty imposed by the Internal Revenue Service (the “IRS”). In addition, interest on the Exchange Notes acquired pursuant to the Exchange Offer may be subject to backup withholding in an amount up to 28% of any interest payment. If withholding occurs and results in an overpayment of taxes, a refund may be obtained.

      To prevent backup withholding, an exchanging holder of Outstanding Notes must provide his correct taxpayer identification number by completing the Substitute Form W-9 provided in this Letter of Transmittal, certifying that the taxpayer identification number provided is correct (or that the exchanging holder of Outstanding Notes is awaiting a taxpayer identification number) and that either (a) the exchanging holder has not yet been notified by the IRS that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the IRS has notified the exchanging holder that such holder is no longer subject to backup withholding.

      Certain exchanging holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding requirements. A foreign individual and other exempt holders other than foreign individuals (e.g., corporations) should certify, in accordance with the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9,” to such exempt status on the Substitute Form W-9 provided in this Letter of Transmittal. Foreign individuals should complete and provide Form W-8 to indicate their foreign status.

      6.  Transfer Taxes. Holders tendering pursuant to the Exchange Offer will not be obligated to pay brokerage commissions or fees or to pay transfer taxes with respect to their exchange under the Exchange Offer unless the Exchange Notes are to be issued to any person other than the holder of the Outstanding Notes tendered for exchange. The Company will pay all other charges or expenses in connection with the Exchange Offer. If holders tender Outstanding Notes for exchange and the Exchange Offer is not consummated, certificates representing the Outstanding Notes will be returned to the holders at the Company’s expense. If a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith the amount of taxes will be billed directly to such tendering Holder.

      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

      7.  Inadequate Space. If the space provided herein is inadequate, the aggregate principal amount of the Outstanding Notes being tendered and the certificate numbers (if available) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

      8.  Partial Tenders. Tenders of Outstanding Notes will be accepted only in integral multiples of $1. If tenders are to be made with respect to less than the entire principal amount of any Outstanding Notes, fill in the total principal amount of Outstanding Notes which are tendered in the appropriate box on the cover entitled “Description of Outstanding Notes Tendered.” In the case of partial tenders, new certificates representing the Outstanding Notes in fully registered form for the remainder of the principal amount of the Outstanding Notes will be sent to the person(s) signing this Letter of Transmittal, unless otherwise indicated in the appropriate place on this Letter of Transmittal, as promptly as practicable after the expiration or termination of the Exchange Offer.

      9.  Mutilated, Lost, Stolen or Destroyed Outstanding Notes. Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

      10.  Request for Assistance or Additional Copies. Requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be obtained from the Exchange Agent at its telephone number set forth on the first page of this Letter of Transmittal.

IMPORTANT TAX INFORMATION

      Under federal income tax law, the Exchange Agent may be required to withhold, at the relevant withholding rate which is currently 28%, a portion of certain payments made to Holders of the Exchange Notes. To prevent backup withholding on reportable payments made with respect to Exchange Notes received pursuant to the Exchange Offer, a tendering Holder is required to provide the Exchange Agent with (i) the Holder’s correct TIN by completing the form below, certifying that the TIN provided on the Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) such Holder is exempt from backup withholding, (B) the Holder has not been notified by the Internal Revenue Service (“IRS”) that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the Holder that the Holder is no longer subject to backup withholding, or (ii) if applicable, an adequate basis for exemption. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the IRS and payments, including any Exchange Notes, made to such Holder with respect to Exchange Notes received pursuant to the Exchange Offer may be subject to backup withholding.

      For purposes of backup withholding, the relevant withholding rate is currently 28% for reportable payments made in the remainder of 2004 and thereafter. Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements but may be subject to other withholding requirements. Exempt Holders should indicate their exempt status on the Substitute Form W-9. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8 signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt.

      If backup withholding applies, the Exchange Agent is required to withhold, at the relevant withholding rate, a portion of any reportable payments made to the holder of the Exchange Notes or other payee. Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

      The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Exchange Notes. If the Exchange Notes will be held in more than one name or are held not in the name of the actual owner, consult the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional guidance on which number to report.

PAYER’S NAME: Meritage Corporation*

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Social Security Number OR TIN

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certification — Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

	(3) I am a U.S. person (including a U.S. resident alien).	Part 3 — Awaiting TIN ☐ Part 4 — Exempt ☐

Certification Instructions — You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest or dividends on your tax return. If you are exempt from backup withholding, check the box in Part 4 above.

Signature ------------------------------------------------------------------------------------------ Date -------------------- , 2004 Name (Please print)

* See Instruction 5.

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND THE SOLICITATION PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART II OF THE SUBSTITUTE FORM W-9.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE

IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF TAXPAYER AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payor, a portion of payments made to me pursuant to the Exchange Offer shall be retained until I provide a taxpayer identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and all reportable payments made to me thereafter will be subject to backup withholding until I provide a number.

Signature	Date	, 2004

Name (Please Print)